-------------
 ANNUAL REPORT
 -------------

       1995
       1995
       1995
       1995
       1995
       1995



                                        High Income
                                        Opportunity
                                        Fund Inc.
                                        ------------------
                                        September 30, 1995



                                 [LOGO] Smith Barney Mutual Funds
                                        Investing for your future.
                                        Every day.

---------------------------------
High Income Opportunity Fund Inc.
---------------------------------

Dear Shareholder:

We are pleased to provide the annual report and schedule of investments for the High Income Opportunity Fund for the period ended September 30, 1995. During the past 12 months, the Fund distributed dividends totaling $1.14 per share. The table below shows the annualized distribution rates based on the Fund's September 30, 1995 net asset value (NAV) per share and its New York Stock Exchange closing price.

                                       Annualized
                                    Distribution Rate
                                    -----------------
        $11.48  (NAV)                     9.72%
        $10.50  (NYSE)                   10.63%

The Fund generated a total return of 3.54% for the past three months and 13.99% for the year ended September 30, 1995. These results were competitive with the average three and 12-month total returns of 3.53% and 14.31%, respectively, for closed-end high yield funds as reported by Lipper Analytical Services, Inc., an independent performance tracking organization. Because a significant number of closed-end high yield funds are leveraged, they tend to generate somewhat stronger performance returns than the unleveraged High Income Opportunity Fund during bond market rallies. As a result, the overall average performance for closed-end high yield funds tends to be overstated in market rallies. However, in market declines such as the one that occurred in 1994, the leveraged funds tend to suffer much greater principal losses than the unleveraged High Income Opportunity Fund. Despite the High Income Opportunity Fund's more conservative unleveraged position, it has generated competitive performance during the last 12-month period.

Over the past three months, the Fund has continued to benefit from the rally in the overall bond markets as investors have become increasingly convinced that the general economy is slowing with continued favorable inflation trends. Interestingly, while the U.S. Treasury bond market and investment grade corporate bond market performed well in the past six months, the high-yield market began to experience disparate performance with the middle- and upper-quality high yield issues generating competitive returns, while the lower quality high-yield issues generated much weaker returns. There is little doubt that the weaker more vulnerable high-yield issues are beginning to experience the negative effects of the economic soft landing that began to occur in the first quarter of 1995. We believe these negative trends in the lower quality segment of the high-yield market could continue well into next year, especially if the economy remains on a slow growth track.

Market and Economic Overview

There appeared to be a continued erosion in economic growth with the slowdown in consumption expenditures in the second quarter of 1994 continuing through the third quarter of 1995. The retail sector of the economy remains weak with little pricing power on the part of most retail chains. Even the automobile industry, which enjoyed a very strong 1994, has continued to encounter weaker demand in 1995 and most automobile manufacturers have had to resort to expensive promotions to move inventory. As mentioned in our first quarter report to shareholders, throughout 1994 individuals financed a large portion of their purchases with debt. As a result, individual debt levels are back to relatively high levels, which is probably acting as a drag on consumer expenditures. In response to the weaker economic performance in 1995, the Federal Reserve began to shift from a restrictive monetary policy to a neutral monetary policy with its first interest rate reduction of the Federal Funds rate in July.

We believe Federal Reserve monetary policy is still too restrictive, with short-term rates considerably higher than current inflation rates. Looking at historical trends, short-term rates could be reduced by at least 0.75% (75 basis points) by the Federal Reserve to achieve a neutral monetary policy. Consequently, we would anticipate additional short-term interest rate reductions, especially if the economy remains on a modest growth track with declining inflation rates. At this time, inflation rates have, not surprisingly, begun to move lower reflecting the increasing amount of slack in the economy. In addition, there is no doubt that all the productivity improving capital investment on the part of U.S. industry has begun to pay big dividends in the form of well contained inflation. We still believe that many companies are much more cost effective today and are consequently less pressured to raise prices than in prior economic expansions.

Portfolio Strategy

Given the pervasive slowdown in economic momentum that appeared to intensify in the past six months, we have continued to maintain a more cautious posture, further upgrading overall credit quality in the portfolio. In the past six months, the lower quality segment of the high yield market (CAA/CCC or below, rated issues by Moody's and Standard & Poor's, the two major bond rating agencies) began to significantly lag the rally in the Treasury market. In addition to upgrading portfolio's credit quality, we have continued to shift our industry orientation away from the more economically sensitive sectors and have increased our exposure to the traditionally more defensive or growth-oriented sectors including telecommunications, cable TV and media, to name just a few. We still would expect any additional easing of monetary policy by the Federal Reserve to go a long way towards bolstering investor confidence in the high-yield market. Consequently, we will strive to be fully invested, but will not compromise portfolio credit quality as we continue to reinvest our small cash position back into the market. In summary, we would expect improving price performance in the better quality high-yield issues toward year end 1995 and into 1996. We would expect further Federal Reserve reductions of short-term interest rates to be a positive catalyst for the overall bond market, and we will attempt to take advantage of investment opportunities as they occur over the remainder of this year.

It is with deep regret that we announce the passing of Ralph D. Creasman, a Director of the Fund and a valued colleague. His wisdom and insights were valuable and will be missed.

We appreciate your past support and look forward to achieving continued strong results over the remainder of this year.



Sincerely,


/s/ HEATH B. MCLENDON                        /s/ JOHN C. BIANCHI
Heath B. McLendon                            John C. Bianchi, CFA
Chairman and                                 Vice President
Chief Executive Officer

October 31, 1995

High Income Opportunity Fund Inc.
--------------------------------------------------------------------------------
Schedule of Investments                                       September 30, 1995
--------------------------------------------------------------------------------

   FACE
  AMOUNT       RATING                SECURITY                           VALUE
================================================================================
CORPORATE BONDS AND NOTES -- 88.7%
Aerospace/Defense -- 0.5%
 $3,700,000      B      Tracor Inc., Sr. Sub. Notes, 10.875%
                          due 8/15/01                                 $3,852,625
--------------------------------------------------------------------------------
Automobile -- 1.7%
  5,000,000      CCC+   Fairfield Manufacturing Inc., Sr. Sub. Notes,
                          11.375% due 7/1/01                           4,818,750
                        Harvard Industries, Inc., Sr. Notes:
  3,800,000      B+       12.000% due 7/15/04                          3,990,000
  5,075,000      B+       11.125% due 8/01/05+                         5,176,500
--------------------------------------------------------------------------------
                                                                      13,985,250
--------------------------------------------------------------------------------
Broadcasting -- 12.6%
 15,725,000      CCC    Australis Media Ltd., Sr. Discount Notes,
                          step bond to yield 12.700% due 5/15/03       9,395,688
                        Bell Cablemedia, Sr. Discount Notes:
 18,025,000      BB-      Step bond to yield 13.040% due 7/15/04      12,031,687
 13,350,000      BB-      Step bond to yield 11.760% due 9/15/05       7,876,500
                        Cablevision Systems Corporation, Sr.
                          Sub. Debentures:
  7,500,000      B        10.750% due 4/01/04                          7,931,250
  6,325,000      B        9.875% due 2/15/13                           6,672,875
  6,500,000      BB-    Continental Cablevision, Inc., Sr. Sub. Notes,
                          11.000% due 6/1/07                           7,206,875
                        Marcus Cable Capital Corp.:
  4,725,000      B        Sr. Debentures, 11.875% due 10/1/05          4,819,500
 25,200,000      B+       Sr. Discount Notes, step bond to yield
                            12.240% due 8/1/04                        17,262,000
                        Rogers Cablesystems:
  8,315,000      BB-      Sr. Debentures, 10.875% due 4/15/04          8,689,175
  3,100,000      BB+      Sr. Secured Debentures, 10.125% due 9/1/12   3,200,750
  5,450,000      BB+      Sr. Secured Second Priority Debentures,
                            9.650% due 1/15/14                         3,499,814
  3,950,000      BB-    SCI Television, Sr. Notes, 11.000%
                          due 6/30/05                                  4,201,813
  9,425,000      B+     Videotron Holdings, Sr. Discount Notes,
                          step bond to yield 11.010% due 8/15/05       5,419,375
  2,650,000      B      Young Broadcasting, Sr. Sub. Notes, 11.750%
                          due 11/15/04                                 2,951,438
--------------------------------------------------------------------------------
                                                                     101,158,740
--------------------------------------------------------------------------------
Building/Construction -- 3.1%
 10,925,000      BB-    American Standard Inc., Sr. Sub. Debentures,
                          11.375% due 5/15/04                         12,017,500
  7,025,000      B      Greystone Homes, Inc., Sr. Notes, 10.750%
                          due 3/1/04                                   6,278,594

                       See Notes to Financial Statements.

High Income Opportunity Fund Inc.
--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1995
--------------------------------------------------------------------------------

   FACE
  AMOUNT       RATING                SECURITY                           VALUE
================================================================================
Building/Construction -- 3.1% (continued)
$ 2,700,000      B-     Miles Homes Services Inc., Sr. Notes,
                          12.000% due 4/1/01                         $ 2,052,000
  4,240,000      BB-    US Home Corp., Sr. Notes, 9.750%
                          due 6/15/03                                  4,240,000
--------------------------------------------------------------------------------
                                                                      24,588,094
--------------------------------------------------------------------------------
Chemical -- 3.1%
                        NL Industries, Sr. Secured Notes:
 15,180,000      B        11.750% due 10/15/03                        16,052,850
  2,850,000      B        Step bond to yield 11.710% due 10/15/03      2,119,688
  6,250,000      B+     Terra Industries, Inc., Sr. Notes, 10.500%
                          due 6/15/05+                                 6,578,125
--------------------------------------------------------------------------------
                                                                      24,750,663
--------------------------------------------------------------------------------
Communications -- 7.1%
                        Dial Call Communications, Inc.:
  7,950,000      CCC-     Sr. Discount Notes, step bond to yield
                            13.630% due 4/15/04                        4,253,250
  7,750,000      NR       Discount Notes, step bond to yield
                            11.810% due 12/15/05                       3,797,500
  3,700,000      B-     Metrocall Inc., Sr. Sub. Notes, 10.375%
                          due 10/1/07                                  3,755,500
 20,400,000      CCC-   Nextel Communications, Sr. Discount Notes,
                          step bond to yield 13.310% due 8/15/04+     10,072,500
  9,450,000      NR     Pagemart Inc., Sr. Discount Notes, step bond
                          to yield 12.730% due 11/1/03+                6,402,375
  5,750,000      NR     Pagemart Nationwide, Inc., Sr. Discount Notes,
                          step bond to yield 15.380% due 2/1/05+       3,435,625
  3,000,000      B      Paging Network, Sr. Sub. Notes, 10.125%
                          due 8/01/07                                  3,131,250
                        Telewest Communications:
  4,400,000      BB       Sr. Debentures, 9.625% due 10/1/06           4,422,000
 20,500,000      BB       Sr. Discount Debentures, step bond
                            to yield 10.950% due 10/1/06              12,146,250
  5,450,000      CCC+   USA Mobile Communication, Inc., Sr. Notes,
                          14.000% due 11/1/04                          6,104,000
--------------------------------------------------------------------------------
                                                                      57,520,250
--------------------------------------------------------------------------------
Consumer Durables -- 1.8%
 23,775,000      B+     International Semi-Tech, Sr. Secured Notes,
                          step bond to yield 12.280% due 8/15/03      12,392,718
  2,525,000      B-     Samsonite Corp., Sr. Sub. Notes, 11.125%
                          due 7/15/05+                                 2,455,563
--------------------------------------------------------------------------------
                                                                      14,848,281
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

High Income Opportunity Fund Inc.
--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1995
--------------------------------------------------------------------------------

   FACE
  AMOUNT       RATING                SECURITY                           VALUE
================================================================================
Diversified/Conglomerate Manufacturing -- 1.7%
                        Interlake Corp., Sr. Sub. Debentures:
$ 2,775,000      B-       12.000% due 11/15/01                       $ 2,872,125
 11,425,000      B3*      12.125% due 3/1/02                          11,139,375
--------------------------------------------------------------------------------
                                                                      14,011,500
--------------------------------------------------------------------------------
Diversified/Conglomerate Services -- 1.1%
  3,775,000      B-     Russel Metals, Sr. Notes, 10.250%
                          due 6/15/00                                  3,666,469
  4,075,000      B      SHL Systemshouse Unites, 12.250%
                          due 9/01/01                                  4,991,875
--------------------------------------------------------------------------------
                                                                       8,658,344
--------------------------------------------------------------------------------
Electric Utilities -- 0.8%
  6,053,832      BB-    Midland Cogeneration Venture Limited
                          Partnership, Midland Funding, Sr. Secured
                          Lease Bond, Series C, 10.330% due 7/23/02    6,303,553
--------------------------------------------------------------------------------
Electronics/Computers -- 1.5%
  9,775,000      B      Bell and Howell Holdings Co., Sr. Discount
                          Sub. Notes, step bond to yield 14.440%
                          due 3/1/05                                   6,109,375
  3,075,000      B-     Dictaphone Corp., Sr. Sub. Notes, 11.750%
                          due 8/01/05                                  3,082,688
  2,525,000      B-     Graphic Controls Corp., Sr. Sub. Notes,
                          12.000% due 9/15/05+                         2,537,625
--------------------------------------------------------------------------------
                                                                      11,729,688
--------------------------------------------------------------------------------
Finance -- 0.4%
  3,725,000      CCC+   GPA Delaware Inc., Debentures, 8.750%
                          due 12/15/98                                 3,371,125
--------------------------------------------------------------------------------
Food -- 0.1%
  1,000,000      B-     Van De Kamp, Sr. Sub. Notes, 12.000%
                          due 9/15/05+                                 1,013,750
--------------------------------------------------------------------------------
Grocery/Convenience Stores -- 5.8%
 10,100,000      B-     Farm Fresh Inc., Sr. Notes, 12.250%
                          due 10/01/00                                 8,938,500
  6,299,559      B-     Kash-N-Karry, Sr. Notes, 11.500% due 2/1/03    6,283,810
                        Pathmark Stores Inc.:
  7,485,000      B        Debentures, 12.625% due 6/15/02              8,074,444
  7,475,000      B        Sub. Notes, 11.625% due 6/15/02              7,886,125
 16,700,000      B-     Ralphs Grocery, Sr. Sub. Notes, 11.000%
                          due 6/15/05                                 15,739,750
--------------------------------------------------------------------------------
                                                                      46,922,629
--------------------------------------------------------------------------------
Healthcare -- 3.3%
  6,600,000      B      Charter Medical Corp., Sr. Sub. Notes,
                          11.250% due 4/15/04+                         7,128,000
 17,147,000      B-     Ornda Healthcorp, Sr. Sub. Notes, 12.250%
                          due 5/15/02                                 19,118,905
--------------------------------------------------------------------------------
                                                                      26,246,905
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

High Income Opportunity Fund Inc.
--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1995
--------------------------------------------------------------------------------

   FACE
  AMOUNT       RATING                SECURITY                           VALUE
================================================================================
Hotel, Casinos and Gaming -- 8.7%
$10,025,000      B      Aztar Corporation, Sr. Sub. Notes, 13.750%
                          due 10/1/04                                $10,852,062
 11,775,000      BB-    Bally's Grand, 1st Mortgage Notes, 10.375%
                          due 12/15/03                                11,627,812
  5,600,000      BB-    Boyd Gaming Corp., Sr. Sub. Notes, Series B,
                          10.750% due 9/1/03                           5,824,000
  4,425,000      BB     Empress River Casino, Sr. Notes, 10.750%
                          due 4/1/02                                   4,447,125
  1,275,000      NR     Mohegan Tribal Gaming, Sr. Sec. Notes,
                          13.500% due 11/15/02+                        1,326,000
 12,825,000      BB     GNF Corp., 1st Mortgage Notes, 10.625%
                          due 4/1/03                                  11,253,935
                        Station Casinos Inc., Sr. Sub. Notes:
  7,825,000      B        9.625% due 6/1/03                            7,453,313
  8,050,000      B        Series B, 9.625% due 6/1/03                  7,667,625
 10,395,774      Caa*   Trump Taj Mahal Funding Debentures,
                          11.350% due 11/15/99                         9,304,218
--------------------------------------------------------------------------------
                                                                      69,756,090
--------------------------------------------------------------------------------
Insurance Companies -- 2.4%
  7,675,000      BB-    Bankers Life Holdings, Sr. Sub. Debentures,
                          Series B, 13.000% due 11/1/02                8,749,500
  9,350,000      BB+    Life Partners Group Inc., Sr. Sub. Notes,
                          12.750% due 7/15/02                         10,366,812
--------------------------------------------------------------------------------
                                                                      19,116,312
--------------------------------------------------------------------------------
Leisure -- 2.6%
  9,804,000      B      Coleman Holdings Inc., Sr. Discount Notes,
                          zero coupon bond to yield 13.210%
                          due 5/27/98                                  7,647,120
  5,300,000      NR     Gillett Holdings, Inc., Sr. Sub. Notes,
                          12.250% due 6/30/02                          5,558,375
  8,985,000      B      Remington Arms Co., Inc., Sr. Sub. Notes,
                          9.500% due 11/15/03+                         8,086,500
--------------------------------------------------------------------------------
                                                                      21,291,995
--------------------------------------------------------------------------------
Machinery -- 0.3%
  1,900,000      B-     Day International Group, Sr. Sub Notes,
                          11.125% due 6/1/05+                          1,983,125
--------------------------------------------------------------------------------
Metals and Mining -- 3.9%
  6,100,000      B      Algoma Steel Inc., 1st Mortgage Notes,
                          12.375% due 7/15/05                          5,627,250
  9,550,000      B-     Kaiser Aluminum, Sr. Sub. Notes, 12.750%
                          due 2/1/03                                  10,385,625
                        Stelco Inc., Debentures:
  7,871,000      NR       13.500% due 10/1/00                          5,931,005
  7,225,000      NR       10.400% due 11/30/09                         5,504,570

                       See Notes to Finanical Statements.

High Income Opportunity Fund Inc.
--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1995
--------------------------------------------------------------------------------

   FACE
  AMOUNT       RATING                SECURITY                           VALUE
================================================================================
Metals and Mining -- 3.9% (continued)
$ 3,545,000      B      UCAR Global Enterprises Inc., Sr. Sub.
                          Notes, 12.000% due 1/15/05                 $ 3,970,400
--------------------------------------------------------------------------------
                                                                      31,418,850
--------------------------------------------------------------------------------
Oil and Natural Gas -- 0.8%
  1,825,000      B+     Global Marine, Sr. Secured Notes,12.750%
                          due 12/15/99                                 2,023,469
  3,825,000      B      Santa Fe Energy Resources, Sr. Sub.
                          Debenture, 11.000% due 5/15/04               4,121,437
--------------------------------------------------------------------------------
                                                                       6,144,906
--------------------------------------------------------------------------------
Other Utilities -- 0.3%
  2,250,000      BB-    California Energy, Sr. Notes, 9.875%
                          due 6/30/03                                  2,300,625
--------------------------------------------------------------------------------
Packaging and Containers -- 4.5%
  2,475,000      B-     Calmar Inc., Sr. Sub. Notes, 11.500%
                          due 8/15/05+                                 2,530,688
                        Gaylord Container Corp.:
  6,400,000      B        Sr. Notes, 11.500% due 5/15/01               6,656,000
  6,875,000      B-       Sr. Sub. Debentures, step bond to
                            yield 10.730% due 5/15/05                  6,771,875
  8,475,000      BB+    Stone Consolidated Corp., Sr. Secured Notes,
                          10.250% due 12/15/00                         8,919,936
 10,925,000      B+     Stone Container Corp., Sr. Notes, 11.500%
                          due 10/1/04                                 11,580,500
--------------------------------------------------------------------------------
                                                                      36,458,999
--------------------------------------------------------------------------------
Paper and Printing -- 8.9%
  3,250,000      BB     Asia Pulp & Paper International Finance,
                          Secured Notes, 11.750% due 10/1/05           3,290,625
 13,065,000      BB-    Domtar Inc., Notes, 12.000% due 4/15/01       15,090,075
                          Indah Kiat International Finance Co.,
                          Sr. Secured Notes:
  5,475,000      BB         11.375% due 6/15/99                        5,735,063
  9,500,000      BB         11.875% due 6/15/02                        9,880,000
                        Repap New Brunswick, Sr. Notes:
  3,950,000      BB-      9.093% due 7/15/00++                         3,969,750
 10,125,000      B+       10.625% due 4/15/05                         10,327,500
                        Riverwood International, Sr. Sub. Notes:
  3,090,000      B        11.250% due 6/15/02                          3,360,375
  8,500,000      B        Series II, 11.250% due 6/15/02               9,243,750
  5,875,000      B+     SD Warren Corp., Series A, Sr. Sub. Notes,
                          12.000% due 6/15/04+                         6,506,563
  3,800,000      BB     Tjiwi Kimia Industries, Sr. Notes, 13.250%
                          due 8/01/01                                  4,142,000
--------------------------------------------------------------------------------
                                                                      71,545,701
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

High Income Opportunity Fund Inc.
--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1995
--------------------------------------------------------------------------------

   FACE
  AMOUNT       RATING                SECURITY                           VALUE
================================================================================
Personal Care -- 4.7%
$ 1,250,000      BB-    American Safety Razor Co., Series A, Sr.
                          Notes, 9.875% due 8/01/05+                 $ 1,253,125
  6,790,000      B3*    Revlon Consumer Products Corp., Sr. Sub.
                          Notes, 10.500% due 2/15/03                   6,908,825
 40,535,000      B-     Revlon Worldwide Corp., Sr. Secured Notes,
                          zero coupon bond to yield 21.340%
                          due 3/15/98+                                29,691,888
--------------------------------------------------------------------------------
                                                                      37,853,838
--------------------------------------------------------------------------------
Publishing -- 2.6%
 22,575,000      B-     Marvel Holdings Inc., Sr. Secured Notes,
                          zero coupon bond to yield 12.230%
                          due 4/15/98+                                16,395,094
  7,675,000      BBB-   News America Holdings Inc., Debentures,
                          8.625% due 2/7/14                            4,880,694
--------------------------------------------------------------------------------
                                                                      21,275,788
--------------------------------------------------------------------------------
Retail -- 1.6%
  8,950,000      B+     Barnes and Noble, Sr. Sub. Notes, 11.875%
                          due 1/15/03                                  9,934,500
  3,675,000      B-     Wickes Lumber Co., Sr. Sub. Notes, 11.625%
                          due 12/15/03                                 2,646,000
--------------------------------------------------------------------------------
                                                                      12,580,500
--------------------------------------------------------------------------------
Textiles and Apparel -- 1.6%
  4,700,000      B+     CMI Industries Inc., Sr. Sub. Notes, 9.500%
                          due 10/1/03                                  4,294,625
  4,675,000      B      Dan River Inc., Sr. Sub. Notes, 10.125%
                          due 12/15/03                                 4,698,375
  3,800,000      B      Hartmarx Corp., Sr. Sub. Notes, 10.875%
                          due 1/15/02                                  3,762,000
--------------------------------------------------------------------------------
                                                                      12,755,000
--------------------------------------------------------------------------------
Tobacco -- 0.6%
  5,075,000      B      Consolidated Cigar Acquisition Corp., Sr.
                          Sub. Notes, 10.500% due 3/1/03               5,176,500
--------------------------------------------------------------------------------
Transportation -- 0.6%
  4,725,000      BB-    Sea Containers Limited, Sr. Sub. Debentures,
                          12.500% due 12/1/04                          5,103,000
--------------------------------------------------------------------------------
                        TOTAL CORPORATE BONDS AND NOTES
                        (Cost -- $715,686,835)                       713,722,626
================================================================================

                      See Notes to Financial Statements.

High Income Opportunity Fund Inc.
--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1995
--------------------------------------------------------------------------------

  SHARES                    SECURITY                                  VALUE
================================================================================
PREFERRED STOCKS -- 4.4%
Health Care and Pharmaceuticals -- 1.3%
    278,069             Foxmeyer Health Corp., Series A,
                          Payment-in-kind, Exchange $4.20 @          $10,392,863
--------------------------------------------------------------------------------
Publishing -- 1.1%
                        K-III Communications Corp.:
    151,100               Series A, Exchange $2.875                    4,079,700
     45,430               Series B, Exchange 11.625%                   4,452,186
--------------------------------------------------------------------------------
                                                                       8,531,886
--------------------------------------------------------------------------------
Metals and Mining -- 0.3%
    107,744             BCP/Essex Holding, Series A, Exchange 15.000%  2,747,472
--------------------------------------------------------------------------------
Telecommunications -- 1.7%
     12,272             PanAmSat Corp., Series A, Exchange $31.875    13,806,000
--------------------------------------------------------------------------------
                        TOTAL PREFERRED STOCKS
                        (Cost -- $33,865,389)                         35,478,221
================================================================================
CONVERTIBLE PREFERRED STOCKS -- 1.1%
Automobiles and Trucking -- 1.1%
    164,400             Navistar International, Series G,
                        Convertible $6.00
                        (Cost  -- $8,828,280)                          8,980,350
================================================================================
COMMON STOCKS -- 0.3%
Metals and Mining -- 0.2%
    325,231             Algoma Steel Inc.                              1,509,052
--------------------------------------------------------------------------------
Packaging and Containers -- 0.1%
     98,034             Gaylord Container                                919,069
--------------------------------------------------------------------------------
                        TOTAL COMMON STOCKS
                        (Cost -- $2,188,669)                           2,428,121
================================================================================
WARRANTS -- 0.5%
     11,959             Dial Call Communications, Inc.,
                          Expire 12/15/98+                                17,939
      6,575             Dial Call Communications, Inc.,
                          Expire 4/25/99+                                  9,863
    221,166             Gaylord Container Corp., Expire 7/31/96        1,879,911
     32,800             Miles Homes Inc., Expire 4/1/97                   16,400
     20,125             Pagemart Inc., Expire 12/31/04                   171,063
     43,470             Pagemart Nationwide, Expire 12/31/03             239,085
      8,175             SD Warren, Expire 12/5/06                         16,350
    215,250             SD Warren, Expire 12/15/06                     1,506,750
--------------------------------------------------------------------------------
                        TOTAL WARRANTS
                        (Cost -- $1,196,628)                           3,857,361
================================================================================

                       See Notes to Financial Statements.

High Income Opportunity Fund Inc.
--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 1995
--------------------------------------------------------------------------------

   FACE
  AMOUNT       RATING                SECURITY                           VALUE
================================================================================
REPURCHASE AGREEMENT -- 5.0%
$40,421,000      Fuji Securities, 6.197% due 10/2/95;
                 Proceeds at maturity --
                 $40,441,874; (Fully collateralized by
                 U.S. Treasury Notes, 6.250% due 8/31/96;
                 Market value -- $40,924,626)
                 (Cost -- $40,421,000)                              $ 40,421,000
================================================================================
                 TOTAL INVESTMENTS -- 100%
                 (Cost -- $802,186,801*)                            $804,887,679
================================================================================
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
++  Quarterly Floating Rate Note -- interest rate varies with LIBOR.
@   Formerly National Intergroup.
*   Aggregate cost for federal income tax purposes is substantially the same.

    See page 12 for definition of ratings and certain security descriptions.


                       See Notes to Financial Statements.

High Income Opportunity Fund Inc.
--------------------------------------------------------------------------------
Description of Ratings
--------------------------------------------------------------------------------
All ratings are by Standard & Poor's Corporation, except that those identified by an asterisk (*) are rated by Moody's Investors Services. The definitions of the applicable rating symbols are set forth below:

Standard & Poor's letter ratings may be modified by the addition of a plus (+) or a minus sign (-), which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

BBB              -- Bonds rated "BBB" are regarded as having an adequate
                    capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B and CCC    -- Bonds rated "BB" and "B" are regarded, on
                    balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B, and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C                -- The rating "C" is reserved for income bonds on which no interest is being paid.

D                -- Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Services applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Baa              -- Bonds rated "Baa" are considered to be medium grade
                    obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba               -- Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B                -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa              -- Bonds that are rated "Caa" are of poor standing. These
                    issues may be in default, or present elements of danger may exist with respect to principal or interest.

Ca               -- Bonds that are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C                -- Bonds that are rated "C" are the lowest rated class of
                    bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR               -- Indicates that the bond is not rated by Standard & Poor's
                    Corporation or Moody's Investors Services.

High Income Opportunity Fund Inc.
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                           September 30, 1995
--------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost-- $802,186,801)                     $804,887,679
   Receivable for securities sold                                     5,033,506
   Dividends receivable                                                   2,277
   Interest receivable                                               18,102,013
--------------------------------------------------------------------------------
   Total Assets                                                     828,025,475
--------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased                                  21,130,146
   Dividends payable                                                  3,008,567
   Management fees payable                                            1,498,903
   Accrued expenses and other liabilities                               338,311
--------------------------------------------------------------------------------
   Total Liabilities                                                 25,975,927
--------------------------------------------------------------------------------
Total Net Assets                                                   $802,049,548
================================================================================
NET ASSETS:
   Par value of capital shares                                          $69,858
   Capital paid in excess of par value                              870,757,410
   Net realized loss on security transactions                       (71,486,707)
   Net unrealized appreciation of investments and foreign
     currencies                                                       2,708,987
--------------------------------------------------------------------------------
Total Net Assets
   (Equivalent to $11.48 a share on 69,858,000 shares
   of $0.001 par value outstanding; 500,000 shares authorized)     $802,049,548
================================================================================


                       See Notes to Financial Statements.

High Income Opportunity Fund Inc.
--------------------------------------------------------------------------------
Statement of Operations                    For the Year Ended September 30, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest (Net of foreign withholding tax of $227,862)              $ 84,717,703
   Dividends (Net of foreign withholding tax of $139,445)                2,981,468
-----------------------------------------------------------------------------------
   Total Investment Income                                              87,699,171
===================================================================================
EXPENSES:
   Management fees (Note 2)                                              8,981,404
   Shareholder communications                                              169,999
   Custody                                                                  99,999
   Shareholder and system servicing fees                                    45,001
   Audit and legal                                                          36,001
   Directors' fees                                                          26,999
   Other                                                                    32,000
-----------------------------------------------------------------------------------
   Total Expenses                                                        9,391,403
-----------------------------------------------------------------------------------
Net Investment Income                                                   78,307,768
-----------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
   Realized Loss From:
     Securities transactions (excluding short-term securities)         (42,242,972)
     Foreign currency transactions                                         (95,493)
-----------------------------------------------------------------------------------
   Net Realized Loss                                                   (42,338,465)
-----------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of year                                                 (60,694,551)
     End of year                                                         2,708,987
-----------------------------------------------------------------------------------
   Increase in Net Unrealized Appreciation                              63,403,538
-----------------------------------------------------------------------------------
Net Gain on Investments and Foreign Currencies                          21,065,073
-----------------------------------------------------------------------------------
Increase in Net Assets From Operations                                 $99,372,841
===================================================================================

                       See Notes to Financial Statements.

High Income Opportunity Fund Inc.
--------------------------------------------------------------------------------
Statement of Changes in Net Assets        For the Years Ended September 30, 1995
--------------------------------------------------------------------------------

                                                             1995           1994(a)
======================================================================================
OPERATIONS:
  Net investment income                                  $78,307,768      $70,874,298
  Net realized loss                                      (42,338,465)     (29,176,115)
  Increase (decrease) in net unrealized appreciation      63,403,538      (60,694,551)
--------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets
    From Operations                                       99,372,841      (18,996,368)
--------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                  (78,307,768)     (70,836,012)
  Overdistribution of net investment income+                 (38,286)              --
  Capital                                                 (1,501,640)              --
--------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                        (79,847,694)     (70,836,012)
--------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS:
  Net proceeds from sales of 69,858,000 shares
    (less offering expenses of $868,219)                          --      872,356,781
--------------------------------------------------------------------------------------
  Increase in Net Assets From
    Fund Share Transactions                                       --      872,356,781
--------------------------------------------------------------------------------------
Increase in Net Assets                                    19,525,147      782,524,401

NET ASSETS:
  Beginning of year                                      782,524,401               --
--------------------------------------------------------------------------------------
  End of year*                                          $802,049,548     $782,524,401
======================================================================================
 * Includes undistributed net investment income of:               --          $38,286
======================================================================================

(a) For the period from October 22, 1993 (commencement of operations) to September 30, 1994.
  + Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

High Income Opportunity Fund, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------
     1. SIGNIFICANT ACCOUNTING POLICIES

     The High Income Opportunity Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund commenced operations October 22, 1993 after completion of the initial public offering of 64,000,000 shares of its common stock and the issuance of 8,000 shares to related parties at $12.50 per share. The underwriters' option for the purchase of 5,850,000 additional shares was exercised on December 13, 1993.

     The significant accounting policies consistently followed by the Fund are:
(a) securities are accounted for on trade date; (b) securities are valued at the mean between the quoted bid prices and asked prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (c) short-term investments that have a maturity of 60 days or less are valued at cost plus accreted discount or minus amortized premium, as applicable; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for accretion of original issue discount, is recorded on the accrual basis; (f) foreign currencies (and receivables and payables for unsettled foreign securities transactions) are translated into U.S. Dollars based on the rate of exchange of such currencies against U.S. Dollars on the date of valuation. Gains or losses on the settlement of foreign currency transactions are reported in the statement of operations; (g) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (h) in accordance with Statement of Position 93-2 Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies, book and tax basis differences relating to shareholder distributions and other permanent book and tax differences are reclassified to paid-in capital. As of September 30, 1995, the cumulative effect of such differences, totaling $1,501,640, were reclassified to paid-in capital from overdistribution of net investment income. Net investment income, net realized gains, and net assets were not affected by this change.

     2. MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), through its Greenwich Street Advisors division, acts as investment manager of the Fund. The Fund pays SBMFM a

High Income Opportunity Fund, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
management fee calculated at the annual rate of 1.15% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

     All officers and two Directors of the Fund are employees of Smith Barney Inc., another subsidiary of SBH.

     3. INVESTMENTS

     During the year ended September 30, 1995, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were $444,766,154 and $483,272,551, respectively. At September 30, 1995, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $24,228,499, and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $21,527,621 or a net unrealized appreciation of $2,700,878.

     4. CAPITAL LOSS CARRYFORWARD

     At September 30, 1995, the Fund had for Federal tax purposes approximately $31,540,000 of unused capital loss carryforwards, expiring September 30, 2003, available to offset future realized capital gains, if any. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

     5. FUTURES CONTRACTS

     Initial margin deposits are made upon entering into futures contracts and are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

     At September 30, 1995, the Fund had no open futures contracts.

High Income Opportunity Fund, Inc.
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------
     6. REPURCHASE AGREEMENTS

     The Fund purchases (and its custodian takes possession of) U.S. Government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date, (generally, the next business day)at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

High Income Opportunity Fund Inc.
--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
For a share of capital stock outstanding throughout each year:

                                                            1995       1994(a)(b)
==================================================================================
Net Asset Value, Beginning of Year                        $11.20        $12.50
----------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                     1.14          1.01*
  Net realized and unrealized gain (loss)                   0.28         (1.30)
----------------------------------------------------------------------------------
Total Income (Loss) From Operations                         1.42         (0.29)
----------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                    (1.12)        (1.01)
  Capital                                                  (0.02)            --
----------------------------------------------------------------------------------
Total Distributions                                        (1.14)        (1.01)
----------------------------------------------------------------------------------
Net Asset Value, End of Year                              $11.48        $11.20
----------------------------------------------------------------------------------
Total Return                                               13.99%        (2.32)%++
----------------------------------------------------------------------------------
Net Assets, End of Year (000s)                          $802,050      $782,524
----------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                                  1.20%         1.15%+*
  Net investment income                                    10.02          9.09+
----------------------------------------------------------------------------------
Portfolio Turnover Rate                                    59.17%        68.56%
----------------------------------------------------------------------------------
Market Price at End of Period                             $10.500       $10.625
==================================================================================

(a) For the period from October 22, 1993 (commencement of operations) to September 30, 1994.
(b) Based on the weighted average shares outstanding for the period.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.
* The Manager has waived a part of its fee for the period ended September 30, 1994. If such fees were not waived, the per share decrease in net investment income would have been $0.01 and the ratio of expenses to average net assets would have been 1.21% (annualized).

High Income Opportunity Fund Inc.
--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------
For a share of capital stock outstanding throughout each period:

                                                            Income      Dividend
                               NYSE        Net Asset       Dividend   Reinvestment
                           Closing Price     Value           Paid         Price
===================================================================================
1993
   December 29                $12.38        $12.55          $0.096        $12.512
   December 30                 12.50         12.54           0.054         12.513
1994
   January 26                  12.50         12.68           0.096         12.637
   February 22                 12.13         12.66           0.096         12.525
   March 22                    11.88         12.41           0.096         12.047
   April 26                    11.00         11.76           0.096         11.347
   May 24                      11.25         11.68           0.096         11.516
   June 28                     11.00         11.70           0.096         11.358
   July 26                     10.88         11.55           0.096         11.149
   August 23                   10.75         11.26           0.096         10.961
   September 29                10.50         11.18           0.096         10.711
   October 25                  10.25         11.09           0.096         10.462
   November 22                 10.00         10.93           0.096         10.275
   December 27                  9.88         10.80           0.096         10.150
1995
   January 24                  10.25         10.73           0.096         10.520
   February 21                 10.75         10.98           0.096         10.979
   March 21                    10.88         11.09           0.096         11.020
   April 25                    10.94         11.26           0.096         11.083
   May 23                      11.00         11.41           0.096         11.005
   June 23                     10.88         11.33           0.096         10.781
   July 28                     10.63         11.51           0.093         10.748
   August 25                   10.75         11.46           0.093         10.769
   September 29                10.50         11.48           0.093         10.844
===================================================================================

High Income Opportunity Fund Inc.
--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------
The Shareholders and Board of Directors of
High Income Opportunity Fund Inc.:

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of High Income Opportunity Fund Inc. as of September 30, 1995, the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period from October 22, 1993 (commencement of operations) to September 30, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of High Income Opportunity Fund Inc. as of September 30, 1995, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and for the period from October 22, 1993 to September 30, 1994, in conformity with generally accepted accounting principles.


                                        KPMG PEAT MARWICK LLP


New York, New York
November 15, 1995

High Income Opportunity Fund Inc.
--------------------------------------------------------------------------------
Additional Shareholder Information  (unaudited)
--------------------------------------------------------------------------------
     On February 28, 1995 the annual meeting of the shareholders of the Fund was held for the purpose of voting on the following matters:

     1. To approve or disapprove for the Fund the election of Ralph D. Creasman, Donald R. Foley, Joseph H. Fleiss, Paul Hardin, Health B. McLendon, Francis P. Martin, Roderick C. Rasmussen, John P. Toolan and C. Richard Youngdahl as Directors; and

     2. To approve or disapprove the selection of KPMG Peat Marwick LLP as the independent auditors for the Fund for the current fiscal year of the Fund.

        The results of the vote on Proposal 1 were as follows:

         % Voting In Favor                            % Voting Against
 ---------------------------------            ---------------------------------
 Ralph D. Creasman           98.45%           Ralph D. Creasman           1.55%
 Donald R. Foley             98.45            Donald R. Foley             1.55
 Joseph H. Fleiss            98.46            Joseph H. Fleiss            1.54
 Paul Hardin                 98.60            Paul Hardin                 1.40
 Heath B. McLendon           98.49            Heath B. McLendon           1.51
 Francis P. Martin           98.51            Francis P. Martin           1.49
 Roderick C. Rasmussen       98.52            Roderick C. Rasmussen       1.48
 John P. Toolan              98.52            John P. Toolan              1.48
 C. Richard Youngdahl        98.44            C. Richard Youngdahl        1.56

       The results of the vote on Proposal 2 were as follows:

   % Voting In Favor               % Voting Against             % Abstaining*
   -----------------               ----------------             -------------
        98.68%                           0.44%                      0.88%

     * There are approximately 348,685 broker non-votes included in the amount abstaining.

High Income Opportunity Fund Inc.
--------------------------------------------------------------------------------
Dividend Reimbursement Plan
--------------------------------------------------------------------------------
Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), all distributions are automatically reinvested by Provident National Bank, as plan agent (the "Plan Agent"), in additional shares of its Common Stock (the "Common Shares") as provided below unless a stockholder elects to receive cash.

Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") are reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee. Investors who own Common Shares registered in street name should consult their broker-dealer for details. All distributions to shareholders who do not participate in the Plan are paid by check mailed directly to the record holder by The Shareholder Services Group, as dividend disbursing agent.

If the Fund declares a distribution payable either in Common Shares or in cash, nonparticipants in the Plan receive cash, and Plan participants receive the equivalent in Common Shares valued in the following manner: whenever the market price is equal to or exceeds the net asset value per share at the time Common Shares are valued for the purpose of determining the number of Common Shares equivalent to the cash distribution, participants are issued Common Shares valued at the greater of (1) the net asset value most recently determined or (2) 95% of the then current market price of the Common Shares.

If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, or if the Fund declares a distribution payable only in cash, the Plan Agent buys Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. (Effective December 1, 1995, the plan's valuation date will change to the record date from the payable date.) If, following the commencement of purchases and before the Plan Agent has completed its purchases the market price exceeds the net asset value of the Common Shares, the average per Common Share purchase price paid by the Plan Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the distribution had been paid in Common Shares issued by the Fund at net asset value. The Plan Agent applies all cash received as a distribution to purchase Common Shares on the open market as soon as practicable after the payment date of the distribution, but in no event later than 30 days after such date, except when necessary to comply with applicable provisions of the Federal securities laws.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent which must be received at least ten business days prior to the distribution

High Income Opportunity Fund Inc.
--------------------------------------------------------------------------------
Dividend Reimbursement Plan (continued)
--------------------------------------------------------------------------------
record date to become effective for that distribution. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the Plan Agent or participant. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Fund shares credited to his or her account under the Plan are issued and a cash payment is made for any fraction of a Fund share credited to such account.

The automatic reinvestment of distributions does not relieve participants to any Federal income tax that may be payable on such distributions.

The Fund does not charge participants for reinvesting distributions. Any Plan Agent's fees for the handling of reinvestment of distributions under the Plan are paid by the Fund. There are no brokerage charges with respect to Common Shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend the Plan as applied to any distribution paid subsequent to written notice of the change sent to all stockholders of the Fund at least 30 days before the record date for the distribution. The Plan also may be terminated by the Fund or the Plan Agent by at least 30 days' written notice to all Shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at TSSG, Inc., P.O. Box 9134, Boston, MA 02205-9134.

High Income                                                 SMITH BARNEY
Opportunity                                                 ------------
Fund Inc.

Directors                                     A Member of Travelers Group [LOGO]
Jessica M. Bibliowicz
Joseph H. Fleiss
Donald R. Foley
Paul Hardin
Francis P. Martin, M.D.
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan
C. Richard Youngdahl

Officers
Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President and Treasurer

John C. Bianchi
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Manager
Smith Barney Mutual Funds
Management Inc.

Distributor
Smith Barney Inc.

Custodian
PNC Bank

Shareholder
Servicing Agent
The Shareholder Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of the shareholders of the High Income Opportunity Fund, Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

High Income Opportunity
Fund Inc.
388 Greenwich Street
New York, New York 10013

FD0802 11/95